Exhibit 99.1   NEWS RELEASE

As previously announced, U.S. Cellular will hold a teleconference October 30, 2015 at 9:30 a.m. CDT.  Listen to the live call via the Events & Presentations page of investors.uscellular.com.

FOR IMMEDIATE RELEASE

U.S. Cellular reports third quarter 2015 results

Increases guidance for operating cash flow and adjusted EBITDA

CHICAGO, (October 30, 2015) — United States Cellular Corporation (NYSE:USM) reported total operating revenues of $1,068.9 million for the third quarter of 2015, versus $1,000.4 million for the same period one year ago. Net income (loss) attributable to U.S. Cellular shareholders and related diluted earnings per share were $63.6 million and $0.75, respectively, for the third quarter of 2015, compared to $(22.2) million and $(0.26), respectively, in the comparable period one year ago.

Effective September 1, 2015, U.S. Cellular discontinued it loyalty rewards program.  All unredeemed rewards points expired and the deferred revenue related to the expired points was recognized as $58.2 million in service revenues in the quarter.

“This quarter we completed our 4G LTE network rollout.  This was one of our major priorities for the year.  It allows our customers, even in our very rural areas, to receive the benefits of our data services.  The results of this customer focus manifests itself in high customer loyalty and lower churn,” said Kenneth R. Meyers, U.S. Cellular president and CEO. “We also continued to manage our expense levels, which contributed to the growth in operating cash flow.

“As we move into the holiday sales season, we plan to grow our customer base and increase revenue through our competitive pricing and promotions, that showcase our high-quality 4G network.”

2015 Estimated Results

U.S. Cellular’s estimates of full-year 2015 results are shown below.  Such estimates represent management’s view as of October 30, 2015.  Such forward‑looking statements should not be assumed to be current as of any future date.  U.S. Cellular undertakes no duty to update such information, whether as a result of new information, future events or otherwise.  There can be no assurance that final results will not differ materially from such estimated results.

	2015 Estimated Results
	Current		Previous
(Dollars in millions)
Total operating revenues	Approx. $	4,000	$4,000-$4,100
Operating cash flow (1)	$540-$620		$440-$540
Adjusted EBITDA (1)	$710-$790		$600-$700
Capital expenditures	Approx. $	600	Unchanged

The following tables provide a reconciliation to Operating Cash Flow and Adjusted EBITDA for 2015 estimated results, actual results for the nine months ended September 30, 2015 and 2014 actual results:

		Actual Results
	2015 Estimated Results (2)	Nine Months Ended September 30, 2015	Year Ended December 31, 2014
(Dollars in millions)
Net income (loss) (GAAP)	N/A	$250	$(47)
Add back:
Income tax expense (benefit)	N/A	161	(12)
Income (loss) before income taxes (GAAP)	$275-355	$411	$(59)
Add back:
Interest expense	80	61	57
Depreciation, amortization and accretion expense	600	450	606
EBITDA	$955-1,035	$922	$605
Add back (deduct):
(Gain) loss on sale of business and other exit costs, net	(115)	(114)	(33)
(Gain) loss on license sales and exchanges, net	(145)	(147)	(113)
(Gain) loss on assets disposals, net	15	12	21
Adjusted EBITDA	$710-790	$674	$480
Deduct:
Equity in earnings of unconsolidated entities	(135)	(110)	(130)
Interest and dividend income	(35)	(26)	(12)
Operating cash flow (3)	$540-620	$538	$338

Note: Totals may not foot due to rounding differences.

  Operating cash flow is defined as net income, adjusted for the items set forth in the reconciliation below.  Adjusted EBITDA is defined as net income, adjusted for the items set forth in the reconciliation below.  Operating cash flow and Adjusted EBITDA exclude these items in order to show operating results on a more comparable basis from period to period. From time to time, U.S. Cellular may exclude other items from Operating cash flow and/or Adjusted EBITDA if such items help reflect operating results on a more comparable basis. U.S. Cellular does not intend to imply that any such items that are excluded are non-recurring, infrequent or unusual; such items may occur in the future.  Operating cash flow and Adjusted EBITDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (“GAAP”) and should not be considered as alternatives to net income as indicators of the company’s operating performance or as alternatives to cash flows from operating activities, determined in accordance with GAAP, as indicators of cash flows or as measures of liquidity. U.S. Cellular believes Operating cash flow and Adjusted EBITDA are useful measures of U.S. Cellular’s operating results before significant recurring non-cash charges, gains and losses, and other items as indicated above.
  In providing 2015 Estimated Results, U.S. Cellular has not completed the above reconciliation to net income because it does not provide guidance for income taxes. U.S. Cellular believes that the impact of income taxes cannot be reasonably predicted; therefore, the company is unable to provide such guidance. Accordingly, a reconciliation to net income is not available without unreasonable effort.
  A reconciliation of Operating cash flow (Non-GAAP) to Operating income (GAAP) for September 30, 2015 actual results can be found on the company's website at investors.uscellular.com.

Conference Call Information

U.S. Cellular will hold a conference call on October 30, 2015 at 9:30 a.m. Central Time.

  Access the live call on the Events & Presentation page of investors.uscellular.com or at https://www.webcaster4.com/Webcast/Page/1145/11364.
  Access the call by phone at 877/407-8029 (US/Canada), no pass code required.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.uscellular.com. The call will be archived on the Events & Presentations page of investors.uscellular.com.

About U.S. Cellular

United States Cellular Corporation provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to 4.8 million customers in 23 states. The Chicago-based company had 6,400 full- and part-time associates as of September 30, 2015. At the end of the third quarter of 2015, Telephone and Data Systems, Inc. owned 84 percent of U.S. Cellular. For more information about U.S. Cellular, visit uscellular.com.

Contacts

Jane McCahon, Vice President, Corporate Relations and Corporate Secretary

312-592-5379

jane.mccahon@tdsinc.com

Julie Mathews, Investor Relations Director

312-592-5341

julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:  All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: impacts of any pending acquisitions/divestitures/exchanges of properties and/or licenses,  including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the overall economy; competition; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings afforded U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; uncertainty of access to the capital markets;  pending and future litigation; changes in income tax rates, laws, regulations or rulings; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of wireless devices, or the mix of products and services offered by U.S. Cellular. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by U.S. Cellular to furnish this press release to the Securities and Exchange Commission (“SEC”), which are incorporated by reference herein.

For more information about U.S. Cellular, visit:

U.S. Cellular: www.uscellular.com

United States Cellular Corporation
Summary Operating Data (Unaudited)

As of or for the Quarter Ended	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014
Retail Customers
Postpaid
Total at end of period	4,341,000	4,324,000	4,307,000	4,298,000	4,200,000
Gross additions	200,000	191,000	200,000	302,000	251,000
Net additions (losses)	17,000	17,000	9,000	98,000	52,000
ARPU (1)	$58.12	$53.62	$54.87	$56.51	$56.37
ARPA (2)	$147.00	$133.85	$134.94	$136.13	$132.99
Churn rate (3)	1.4%	1.3%	1.5%	1.6%	1.6%
Smartphone penetration (4)	72%	69%	67%	65%	62%
Prepaid
Total at end of period	380,000	368,000	360,000	348,000	350,000
Gross additions	71,000	65,000	73,000	60,000	64,000
Net additions (losses)	12,000	8,000	12,000	(2,000)	(2,000)
ARPU (1)	$35.64	$35.98	$35.72	$35.33	$34.40
Churn rate (3)	5.2%	5.2%	5.8%	5.9%	6.3%
Total customers at end of period	4,807,000	4,779,000	4,775,000	4,760,000	4,674,000
Billed ARPU (1)	$55.42	$51.29	$52.29	$53.63	$53.24
Service revenue ARPU (1)	$62.31	$57.55	$58.01	$60.10	$60.92
Smartphones sold as a percent of total handsets sold	87%	87%	86%	87%	81%
Total population
Consolidated markets (5) (8)	50,313,000	52,809,000	52,822,000	58,840,000	60,136,000
Consolidated operating markets (5)	31,814,000	31,814,000	31,814,000	31,729,000	31,729,000
Market penetration at end of period
Consolidated markets (6)	10%	9%	9%	8%	8%
Consolidated operating markets (6)	15%	15%	15%	15%	15%
Capital expenditures (000s)	$134,816	$133,666	$66,460	$181,655	$142,452
Total cell sites in service	6,246	6,223	6,219	6,220	6,209
Owned towers (7)	3,957	3,940	3,936	4,280	4,487

(1)

Average Revenue Per User (“ARPU”) metrics are calculated by dividing a revenue base by an average number of customers by the number of months in the period.  These revenue bases and customer populations are shown below:

a.	Postpaid ARPU consists of total postpaid service revenues and postpaid customers.
b.	Prepaid ARPU consists of total prepaid service revenues and prepaid customers.
c.	Billed ARPU consists of total postpaid, prepaid and reseller service revenues and postpaid, prepaid and reseller customers.
d.	Service revenue ARPU consists of total postpaid, prepaid and reseller service revenues, inbound roaming and other service revenues and postpaid, prepaid and reseller customers.
(2)	Average Revenue Per Account (“ARPA”) metric is calculated by dividing total postpaid service revenues by the average number of postpaid accounts by the number of months in the period.
(3)

Churn metrics represent the percentage of the postpaid or prepaid customers that disconnect service each month. These metrics represent the average monthly postpaid or prepaid churn rate for each respective period.

(4)

Smartphones represent wireless devices which run on an Android, Apple, BlackBerry or Windows Mobile operating system, excluding connected devices. Smartphone penetration is calculated by dividing postpaid smartphone customers by total postpaid handset customers.

(5)

During the third quarter of 2015 U.S. Cellular reassessed population statistics with respect to markets which U.S. Cellular consolidates and revised its calculations to more accurately accumulate such population statistics.  As a result, prior period population data and corresponding market penetration ratios were revised for markets that U.S. Cellular currently consolidates, or previously consolidated in the periods presented.  The decrease in the population of Consolidated markets is due primarily to the license exchange transactions of certain non-operating licenses in North Carolina in December 2014 and Illinois and Indiana in March 2015. Total Population is used only to calculate market penetration of consolidated markets and consolidated operating markets, respectively.  See footnote (6) below.

(6)

Market penetration is calculated by dividing the number of wireless customers at the end of the period by the total population of consolidated markets and consolidated operating markets, respectively, as estimated by Claritas.

(7)	During the quarters ended March 31, 2015 and December 31, 2014, U.S. Cellular sold 359 and 236 towers, respectively, in divested markets.
(8)	As licenses awarded in Auction 97 have not yet been granted, population statistics related to such licenses have not been included in population data.

United States Cellular Corporation
Consolidated Statement of Operations Highlights
Three Months Ended September 30,
(Unaudited, dollars and shares in thousands, except per share amounts)
			Change
	2015	2014	Amount	Percent
Operating revenues
Service	$895,960	$851,063	$44,897	5%
Equipment sales	172,946	149,356	23,590	16%
Total operating revenues	1,068,906	1,000,419	68,487	7%

Operating expenses
System operations (excluding Depreciation, amortization and accretion reported below)	198,982	199,750	(768)	-
Cost of equipment sold	287,256	307,862	(20,606)	(7)%
Selling, general and administrative	374,585	397,545	(22,960)	(6)%
Depreciation, amortization and accretion	152,369	148,952	3,417	2%
(Gain) loss on asset disposals, net	2,618	7,947	(5,329)	(67)%
(Gain) loss on sale of business and other exit costs, net	(643)	(10,283)	9,640	94%
(Gain) loss on license sales and exchanges, net	(23,986)	–	(23,986)
Total operating expenses	991,181	1,051,773	(60,592)	(6)%

Operating income (loss)	77,725	(51,354)	129,079	>100%

Investment and other income (expense)
Equity in earnings of unconsolidated entities	39,674	35,971	3,703	10%
Interest and dividend income	9,299	3,572	5,727	>100%
Interest expense	(21,121)	(13,514)	(7,607)	(56)%
Other, net	78	95	(17)	(18)%
Total investment and other income	27,930	26,124	1,806	7%

Income (loss) before income taxes	105,655	(25,230)	130,885	>100%
Income tax expense (benefit)	40,634	(1,459)	42,093	>100%
Net income (loss)	65,021	(23,771)	88,792	>100%
Less: Net income (loss) attributable to noncontrolling interests, net of tax	1,427	(1,606)	3,033	>100%
Net income (loss) attributable to U.S. Cellular shareholders	$63,594	$(22,165)	$85,759	>100%

Basic weighted average shares outstanding	84,333	84,233	100	-
Basic earnings (loss) per share attributable to U.S. Cellular shareholders	$0.75	$(0.26)	$1.02	>100%

Diluted weighted average shares outstanding	84,947	84,233	714	1%
Diluted earnings (loss) per share attributable to U.S. Cellular shareholders	$0.75	$(0.26)	$1.01	>100%

United States Cellular Corporation
Consolidated Statement of Operations Highlights
Nine Months Ended September 30,
(Unaudited, dollars and shares in thousands, except per share amounts)
			Change
	2015	2014	Amount	Percent
Operating revenues
Service	$2,548,544	$2,548,149	$395	-
Equipment sales	461,274	335,854	125,420	37%
Total operating revenues	3,009,818	2,884,003	125,815	4%

Operating expenses
System operations (excluding Depreciation, amortization and accretion reported below)	585,935	567,488	18,447	3%
Cost of equipment sold	779,228	850,314	(71,086)	(8)%
Selling, general and administrative	1,106,524	1,197,361	(90,837)	(8)%
Depreciation, amortization and accretion	450,035	465,042	(15,007)	(3)%
(Gain) loss on asset disposals, net	12,268	16,774	(4,506)	(27)%
(Gain) loss on sale of business and other exit costs, net	(113,825)	(27,694)	(86,131)	>(100)%
(Gain) loss on license sales and exchanges, net	(146,884)	(91,446)	(55,438)	(61)%
Total operating expenses	2,673,281	2,977,839	(304,558)	(10)%

Operating income (loss)	336,537	(93,836)	430,373	>100%

Investment and other income (expense)
Equity in earnings of unconsolidated entities	109,729	106,166	3,563	3%
Interest and dividend income	25,834	6,029	19,805	>100%
Interest expense	(61,239)	(42,712)	(18,527)	(43)%
Other, net	274	281	(7)	(2)%
Total investment and other income	74,598	69,764	4,834	7%

Income (loss) before income taxes	411,135	(24,072)	435,207	>100%
Income tax expense	161,214	746	160,468	>100%
Net income (loss)	249,921	(24,818)	274,739	>100%
Less: Net income (loss) attributable to noncontrolling interests, net of tax	6,911	(3,346)	10,257	>100%
Net income (loss) attributable to U.S. Cellular shareholders	$243,010	$(21,472)	$264,482	>100%

Basic weighted average shares outstanding	84,224	84,262	(38)	-
Basic earnings (loss) per share attributable to U.S. Cellular shareholders	$2.89	$(0.25)	$3.14	>100%

Diluted weighted average shares outstanding	84,869	84,262	607	1%
Diluted earnings (loss) per share attributable to U.S. Cellular shareholders	$2.86	$(0.25)	$3.11	>100%

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited, dollars in thousands)

ASSETS

	September 30,	December 31,
	2015	2014
Current assets
Cash and cash equivalents	$596,766	$211,513
Accounts receivable from customers and others, net	628,796	556,958
Inventory, net	176,259	267,068
Prepaid expenses	88,041	59,744
Net deferred income tax asset	82,719	93,058
Other current assets	18,730	90,834
	1,591,311	1,279,175

Assets held for sale	–	107,055

Investments
Licenses	1,834,061	1,443,438
Goodwill	369,596	370,151
Investments in unconsolidated entities	347,710	283,014
	2,551,367	2,096,603

Property, plant and equipment
In service and under construction	7,511,997	7,458,740
Less: Accumulated depreciation	4,903,559	4,730,523
	2,608,438	2,728,217

Other assets and deferred charges	187,268	276,218

Total assets	$6,938,384	$6,487,268

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited, dollars in thousands)

LIABILITIES AND EQUITY

	September 30,	December 31,
	2015	2014
Current liabilities
Current portion of long-term debt	$8,501	$46
Accounts payable
Affiliated	7,874	9,774
Trade	362,268	306,845
Customer deposits and deferred revenues	236,568	287,562
Accrued taxes	121,177	36,652
Accrued compensation	57,547	66,162
Other current liabilities	92,617	149,853
	886,552	856,894

Liabilities held for sale	–	20,934

Deferred liabilities and credits
Net deferred income tax liability	828,563	859,867
Other deferred liabilities and credits	287,873	284,002

Long-term debt	1,368,656	1,151,819

Noncontrolling interests with redemption features	910	1,150

Equity
U.S. Cellular shareholders' equity
Series A Common and Common Shares, par value $1 per share	88,074	88,074
Additional paid-in capital	1,490,651	1,472,558
Treasury shares	(159,705)	(169,139)
Retained earnings	2,135,145	1,910,498
Total U.S. Cellular shareholders' equity	3,554,165	3,301,991

Noncontrolling interests	11,665	10,611

Total equity	3,565,830	3,312,602

Total liabilities and equity	$6,938,384	$6,487,268

United States Cellular Corporation
Consolidated Statement of Cash Flows
Nine Months Ended September 30,
(Unaudited, dollars in thousands)

	2015	2014
Cash flows from operating activities
Net income (loss)	$249,921	$(24,818)
Add (deduct) adjustments to reconcile net income to cash flows from operating activities
Depreciation, amortization and accretion	450,035	465,042
Bad debts expense	78,370	74,357
Stock-based compensation expense	18,161	16,502
Deferred income taxes, net	(20,075)	(14,124)
Equity in earnings of unconsolidated entities	(109,729)	(106,166)
Distributions from unconsolidated entities	45,035	74,853
(Gain) loss on asset disposals, net	12,268	16,774
(Gain) loss on sale of business and other exit costs, net	(113,825)	(27,694)
(Gain) loss on license sales and exchanges, net	(146,884)	(91,446)
Noncash interest expense	1,206	845
Other operating activities	(391)	66
Changes in assets and liabilities from operations
Accounts receivable	(54,437)	73,741
Equipment installment plans receivable	(95,799)	(131,520)
Inventory	90,811	53,367
Accounts payable	116,740	21,677
Customer deposits and deferred revenues	(51,026)	28,486
Accrued taxes	161,237	(18,453)
Accrued interest	10,814	9,140
Other assets and liabilities	(86,977)	(89,998)
	555,455	330,631

Cash flows from investing activities
Cash used for additions to property, plant and equipment	(406,596)	(424,774)
Cash paid for acquisitions and licenses	(285,656)	(37,978)
Cash received from divestitures and exchanges	314,352	143,801
Cash received for investments	–	10,000
Other investing activities	990	804
	(376,910)	(308,147)

Cash flows from financing activities
Issuance of long-term debt	225,000	–
Common shares reissued for benefit plans, net of tax payments	(868)	1,150
Common shares repurchased	(4,070)	(14,698)
Payment of debt issuance costs	(3,080)	(448)
Acquisition of towers in common control transaction	(2,437)	(76,298)
Distributions to noncontrolling interests	(6,097)	(439)
Other financing activities	(1,740)	(18)
	206,708	(90,751)

Net increase (decrease) in cash and cash equivalents	385,253	(68,267)

Cash and cash equivalents
Beginning of period	211,513	342,065
End of period	$596,766	$273,798

United States Cellular Corporation
Financial Measures and Reconciliations
(Unaudited, dollars in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

Cash flows from operating activities	$131,486	$117,771	$555,455	$330,631
Add: Sprint Cost Reimbursement	4,422	17,896	27,596	52,012
Less: Cash used for additions to property, plant and equipment	147,361	162,377	406,596	424,774
Adjusted free cash flow (1)	$(11,453)	$(26,710)	$176,455	$(42,131)

(1)

Adjusted free cash flow is defined as Cash flows from operating activities (which includes cash outflows related to the Sprint decommissioning), as adjusted for cash proceeds from the Sprint Cost Reimbursement (which are included in Cash flows from investing activities in the Consolidated Statement of Cash Flows), less Cash used for additions to property, plant and equipment. Sprint decommissioning and Sprint Cost Reimbursement are further defined and discussed in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.  Adjusted free cash flow is a non-GAAP financial measure which U.S. Cellular believes may be useful to investors and other users of its financial information in evaluating the amount of cash generated by business operations (including cash proceeds from the Sprint Cost Reimbursement), after Cash used for additions to property, plant and equipment.